Exhibit 10.31.6

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE made this 26th day of February, 2014 between:

JOSHEN PAPER AND PACKAGING CO., an Ohio corporation, having an office at 5800 Grant Avenue, Cuyahoga Heights, Ohio 44105, hereinafter referred to as:

“SUB-LANDLORD”

and

PHARMEDIUM SERVICES, LLC, having an office at Two Conway Park, 150 Northfield Drive, Suite 350, Lake Forest, Illinois 60045, hereinafter referred to as:

“SUB-TENANT”

W I T N E S S E T H:

WHEREAS, the parties hereto entered into a certain Agreement of Sub-Lease dated June 24, 2009 (“Sub-Lease”) leasing a Sub-Leased Premises which currently consists of a 13,865 square foot building, and additional land, located in the Township of Edison, County of Middlesex, State of New Jersey, said Sub-Leased Premises more particularly shown, identified and described in said Sub-Lease; and

WHEREAS, Sub-Tenant Sub-Leased an additional 735 square feet of space from Sub-Landlord under the terms and conditions of the First Amendment to Sub-Lease.

NOW THEREFORE, in consideration of the terms and conditions contained herein together with other good and valuable consideration, the parties hereto agree as follows:

1. Effective July 1, 2014 the rent for the Sub-Leased Premises of 14,600 square feet shall be increased from $9,953.83 per month to $10,202.68 per month.

2. Effective July 1, 2014 Paragraph 5 of the Sub-Lease is hereby further amended by deleting “Annual Base Rent” and the number “$119,446.00” and replacing same with “Thirteen (13) Month Base Rent” and the number “$132,634.84”.

3. The Term of the Sub-Lease and the First and Second Amendments shall be extended for Thirteen (13) Months from July 1, 2014 to July 31, 2015.

4. Except as modified herein all of the terms and conditions of said Sub-Lease as amended shall remain in full force and effect throughout the Term of this Sub-Lease and extensions thereof.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals or caused these premises to be duly executed by their proper corporate officers the day and year first written above.

ATTEST:	JOSHEN PAPER & PACKAGING CO., SUB-LANDLORD

/s/ Erin Allensworth DATE: 2/26/14 ERIN ALLENSWORTH ASSISTANT	By: /s/ Don Morgenroth DATE: 2/26/14 DON MORGENROTH GENERAL MANAGER & VP

ATTEST:	PHARMEDIUM SERVICES, LLC., SUB-TENANT

/s/ Starlena Christian DATE: 3/3/14 NOTARY PUBLIC, STATE OF ILLINOIS	By: /s/ Thomas Cosentino DATE: 3/3/14

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